SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 25, 2000
(Date of earliest event reported)

ABN AMRO Mortgage Corporation
(Sponsor)
(Issuer in Respect of Commercial Mortgage Pass-Through
Certificates Series 1998-1)
(Exact name of registrant as specified in charter)

Delaware 333-42127 363886007
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)

181 West Madison Street Chicago, Illinois 60602
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
(248) 643-2530

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS
(c) Exhibits

Exhibit Description
99.1 Monthly distribution report pursuant to
Section 4.02 of the Pooling and Servicing
Agreement for the distribution on
May 25, 2000.

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report
to be signed on behalf of the Registrant by the undersigned
thereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEEE
UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF
ABN AMRO Mortgage Corporation, REGISTRANT

By: /s/ Russell Goldenberg
Russell Goldenberg,
Senior Vice President

Date: May 25, 2000